[LOGO]

   ADVANTUS
FAMILY OF FUNDS

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS ENTERPRISE FUND

SEPTEMBER 30, 1997

ADVANTUS ENTERPRISE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

INDEPENDENT AUDITORS' REPORT                 18

FEDERAL INCOME TAX INFORMATION               19

SHAREHOLDER SERVICES                         20

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

The 1997 fiscal year has been a rewarding one for investors. On the equity side, despite the anticipation of a market downturn, the equity market continued to climb. Over the twelve month period ending September 30, 1997, the S&P 500* gained 40.5 percent; over 26 percent of that gain was for the trailing six months. We saw a slight market decline of 5.5 percent in August, but stocks bounced back by the end of September.

As the stock market continues to push forward, some investors lose sight of the importance of maintaining a position of their assets in bonds. Investors who diversify their portfolio assets between stocks and bonds can better position their portfolio in the event of stock market downturns. There was not a stock market correction of major significance during this reporting period.

The bond market demonstrated strong performance throughout 1997. For the twelve month period ending September 30, 1997, the Lehman Corporate Bond Index** returned 10.8 percent. This is a 6 percent increase over last year's return. Stable interest rates and low inflation have contributed to the bond market's stellar performance.

Your Advantus Family of Funds includes a range of equity and bond offerings. I recommend that you talk with your Ascend financial representative to ensure that your portfolio has an appropriate balance for your situation. As we continue to watch the stock market hit new highs, we cannot assume that upward moves are a continuing trend.

In the pages that follow, the Fund's manager will give you more information about the economy and conditions within the market that may have affected the Fund during this reporting period. The manager will specifically discuss your Advantus Fund's performance and share some strategies that were used to manage the Fund.

We assert that a long-range view of investing provides the greatest benefit to our shareholders. We encourage you to maintain a long-range view, and we believe that you will derive the greatest benefit by doing so.

Sincerely,

      [SIGNATURE]
Paul Gooding, President
Advantus Capital Management, Inc.

 *The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Index includes approximately 380 industrials, 10 transportations, 45 financials, and 65 utilities.
**The Lehman Corporate Bond Index includes all fixed-rate, publicly traded, investment grade corporate debt with at least one year to maturity and $50 million par value outstanding.

ADVANTUS ENTERPRISE FUND
PERFORMANCE UPDATE
[PHOTO]
JAMES P. TATERA, CFA
SENIOR VICE PRESIDENT
AND PORTFOLIO MANAGER
The Advantus Enterprise Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in common and preferred stocks issued by small companies, defined in terms of either market capitalization or gross revenues.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE

The past year for the Enterprise Fund and small company growth investors in general was decidedly cold and then hot. The fourth quarter of calendar 1996 and 1997's first quarter saw weakness across the board as investors drove big cap stocks to new highs while shunning smaller companies. These small growth companies lost earnings momentum and company after company ended up reporting poor results. By contrast, the larger, multi-national companies showed strength in their earnings trends.

Then as summer came and went, those same larger companies started to show some earnings vulnerability. At about the same time, smaller companies started to show some strength.

The past two calendar quarters have shown significant appreciation in smaller companies due to the relative earnings strength of these companies versus the slow down the larger companies seem to be experiencing.

The Enterprise Fund, which focuses on small growth companies, returned the following for each of the three classes of shares offered for the year ended September 30, 1997:

Class A..........................  12.9 percent*
Class B..........................  11.9 percent*
Class C..........................  11.9 percent*

PORTFOLIO RECAP

The Fund was positively impacted by a number of issues. Oil field services stocks such as J. Ray McDermott, Newpark Resources and Petroleum Geo-Services were up nicely with each returning over 70 percent for the year. Increasing utilization of equipment and stronger pricing for services have led to increased profitability for the industry. Outsourcing and professional services companies also showed favorable performance with Maximus, Mastech and LCC International performing very well. These companies provide staffing and services to the government, corporate information technology and wireless companies, respectively. Other positive contributors to performance were more eclectic in nature and they include: Fairfield Communities (develops, markets and operates vacation resorts and homes), T. Rowe Price (investment advisory services), Kaydon Corporation (custom engineered bearings) and Corrections Corporation of America (manages prisons and other correctional facilities).

Stocks which negatively impacted performance included Adtran Inc. and DSC Communications Corp, both suppliers of telecommunications equipment which were weak earlier in the year but then gained strength. Disappointing order trends and earnings caused the weakness. Others hurt by negative earnings included Idexx Labs (develops and manufactures disease testing products for animals), Global Directmail (catalog sales of computer related products) and West Marine Inc. (specialty marine retail stores).

                                                             ADVANTUS ENTERPRISE
                                                                            FUND
                                                              SEPTEMBER 30, 1997

The Fund was not immune from the overall earnings weakness experienced by many smaller companies in the first part of the year. As the year unfolded, many of these companies purchased for the Fund began to show the strength we expected. Those that continued to lag have been sold out of the Fund.

By the end of the fiscal year, the Fund sold out of its largest position, United Waste Systems, which has been held since the Fund's inception in September 1994. United Waste Systems was a solid waste company which was a consolidator of services to mid-sized cities, had an excellent business plan and executed it well to bring significant appreciation to the shareholder. United Waste Systems was bought by USA Waste. The Fund ended its three year investment in United Waste Systems--purchasing it at $5 per share and selling it at $40 per share. This illustrates the kind of investment we are making in small companies which are leaders in what they do and have the ability to take a product or service and grow into a substantial enterprise. Now that United Waste Systems is part of USA Waste, which has a revenue run rate of $2 billion and a market cap of over $8 billion, it doesn't meet our small company criteria.

OUTLOOK

Over the last 6 months small cap investors have finally started to be rewarded for their patience. The Russell 2000 Index** is up 32.9 percent for the six months ended September 30, 1997, versus the large cap S&P 500+ gain of 26.2 percent for the same period. The one year performance of the small cap stocks continues to lag that of the larger stocks. We believe that small companies still present compelling valuations even after their current run and with the backdrop of moderate growth of the U.S. economy. Many of these small companies are poised to see continued growth potential in earnings for the next 6 to 12 months.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 2000 are the 2,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
+The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The index includes approximately 380 industrials, 10 transportations, 45 financials and 65 utilities.

ADVANTUS ENTERPRISE
FUND
SEPTEMBER 30, 1997

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS
        ENTERPRISE FUND, WILSHIRE MIDCAP INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Enterprise Fund compared to the Wilshire Midcap Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Enterprise Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through September 30, 1997.

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Date                                       Class A    Class B   Wilshire        CPI
9/16/94                                    $10,000    $10,000    $10,000     10,000
9/30/94                                      9,419      9,910      9,942     10,128
9/30/95                                     12,044     12,107     12,439     10,351
9/30/96                                     14,051     14,173     14,443     10,662
9/30/97                                     15,861     16,000     19,147     10,899
AVERAGE ANNUAL TOTAL RETURN:
Class A
One year                                      7.2%
Since inception (9/16/94)                    16.4%
Class B
One year                                      6.9%
Since inception (9/16/94)                    16.7%

                                                             ADVANTUS ENTERPRISE
                                                                            FUND
                                                              SEPTEMBER 30, 1997

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Date                                       Class C   Wilshire        CPI
3/1/95                                     $10,000    $10,000    $10,000
9/30/95                                     12,038     12,157     10,146
9/30/96                                     13,913     14,115     10,450
9/30/97                                     15,568     18,712     10,682
AVERAGE ANNUAL TOTAL RETURN:
One year                                     11.9%
Since inception (3/1/95)                     18.7%

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS ENTERPRISE
FUND
SEPTEMBER 30, 1997

TEN LARGEST STOCK HOLDINGS

                                                  MARKET     % OF STOCK
COMPANY                               SHARES      VALUE       PORTFOLIO
-----------------------------------  --------   ----------   -----------
Kaydon Corporation.................   29,700    $1,782,000          3.7%
Fairfield Communities, Inc.........   47,050     1,767,316          3.7%
Borders Group Incorporated.........   61,940     1,703,350          3.5%
T. Rowe Price Associates...........   22,700     1,526,575          3.2%
Advanced Lighting Technologies.....   55,290     1,492,830          3.1%
Corrections Corporation of
  America..........................   32,900     1,431,150          3.0%
MSC Industrial Direct Company......   31,100     1,430,600          3.0%
Danka Business Systems PLC.........   30,700     1,366,150          2.8%
Gartner Group Incorporated.........   44,500     1,335,000          2.8%
DuPont Photomasks Incorporated.....   17,800     1,281,600          2.7%
                                                ----------          ---
                                                $15,116,571        31.5%
                                                ----------          ---
                                                ----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   9.0%
Basic Materials                      4.4%
Capital Goods                       10.7%
Communication Services               2.2%
Consumer Cyclical                   28.2%
Consumer Staples                     2.2%
Energy                               4.0%
Financial                            4.2%
Health Care                         10.6%
Technology                          22.1%
Transportation                       2.4%
                                   100.0%

                                                        ADVANTUS ENTERPRISE FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1997
           (Percentages of each investment category relate to total net assets.)

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
COMMON STOCKS (91.0%)
  BASIC MATERIALS (4.4%)
    Chemicals (4.4%)
     21,187   Cambrex Corporation..........................  $    987,845
     30,915   McWhorter Technologies Incorporated (b)......       776,739
      2,800   Spectran Corporation (b).....................        39,900
     16,430   The Valspar Corporation......................       515,491
                                                             ------------
                                                                2,319,975
                                                             ------------
  CAPITAL GOODS (10.7%)
    Electrical Equipment (2.8%)
     55,290   Advanced Lighting Technologies (b)...........     1,492,830
                                                             ------------
    Machinery (3.4%)
     29,700   Kaydon Corporation...........................     1,782,000
                                                             ------------
    Metal Fabrication (1.2%)
     29,624   Shaw Group Incorporated (b)..................       649,877
                                                             ------------
    Office Equipment (3.0%)
     30,700   Danka Business Systems PLC (c)...............     1,366,150
      7,900   Encad Incorporated (b).......................       242,925
                                                             ------------
                                                                1,609,075
                                                             ------------
    Waste Management (.3%)
      4,400   Newpark Resources Incorporated (b)...........       172,975
                                                             ------------
  COMMUNICATION SERVICES (2.2%)
    Cellular (1.5%)
     36,700   LCC International Incorporated (b)...........       802,813
                                                             ------------
    Telecommunication (.7%)
      8,278   Panamsat Corporation (b).....................       356,989
                                                             ------------
                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  CONSUMER CYCLICAL (28.2%)
    Building Materials (.9%)
     30,800   The Maxim Group Inc. (b).....................  $    500,500
                                                             ------------
    Distribution Durables (2.7%)
     31,100   MSC Industrial Direct Company (b)............     1,430,600
                                                             ------------
    Leisure (1.8%)
     27,111   GTECH Holdings Corporation (b)...............       926,857
                                                             ------------
    Lodging--Hotel (2.8%)
     48,764   Extended Stay America (b)....................       731,460
     21,702   Sun International Hotels Ltd (b).............       748,719
                                                             ------------
                                                                1,480,179
                                                             ------------
    Retail (5.9%)
     61,940   Borders Group Incorporated (b)...............     1,703,350
     12,600   Global Directmail Corporation (b)............       281,925
      9,100   Kohl's Inc. (b)..............................       646,100
     12,100   Pacific Sunwear of California (b)............       496,100
                                                             ------------
                                                                3,127,475
                                                             ------------
    Service (10.8%)
     46,200   Acxiom Corporation (b).......................       805,613
     31,800   CKS Group Incorporated (b)...................     1,192,500
     28,900   Copart Incorporated (b)......................       509,362
     32,900   Corrections Corporation of America (b).......     1,431,150
     47,050   Fairfield Communities, Inc. (b)..............     1,767,315
                                                             ------------
                                                                5,705,940
                                                             ------------

              See accompanying notes to investments in securities.

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  CONSUMER CYCLICAL--CONTINUED
    Textiles (3.3%)
     21,900   Nautica Enterprises Inc. (b).................  $    615,938
     23,000   Tommy Hilfiger Corporation (b)...............     1,148,562
                                                             ------------
                                                                1,764,500
                                                             ------------
  CONSUMER STAPLES (2.2%)
    Broadcasting (.7%)
     12,400   United Video Satellite (b)...................       344,100
                                                             ------------
    Restaurants (.6%)
      9,924   Rainforest Cafe Incorporated (b).............       320,049
                                                             ------------
    Tobacco (.9%)
     17,325   General Cigar Holdings Inc. (b)..............       500,259
                                                             ------------
  ENERGY (4.0%)
    Oil and Gas (4.0%)
     25,600   J Ray McDermott Holdings Incorporated (b)....     1,254,400
     13,000   Petroleum Geo-Services ASA (b)(c)............       879,125
                                                             ------------
                                                                2,133,525
                                                             ------------
  FINANCIAL (4.2%)
    Insurance (1.3%)
     15,500   Partnerre Ltd (c)............................       667,469
                                                             ------------
    Investment Bankers/Brokers (2.9%)
     22,700   T. Rowe Price Associates.....................     1,526,575
                                                             ------------
  HEALTH CARE (10.6%)
    Hospital Management (1.5%)
     22,233   Sunrise Assisted Living Incorporated (b).....       803,167
                                                             ------------
                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  HEALTH CARE--CONTINUED
    Managed Care (1.1%)
     16,083   Concentra Managed Care Inc. (b)..............  $    567,931
                                                             ------------
    Medical Product/Supplies (7.7%)
     15,800   Amerisource Health Corporation (b)...........       923,312
      1,500   BioReliance Corporation (b)..................        39,375
     20,200   Hanger Orthopedic Group (b)..................       301,738
     23,200   Sola International Inc. (b)..................       796,050
     13,200   Spine-Tech Inc. (b)..........................       496,650
     14,500   Sybron International Corporation (b).........       622,594
     18,300   Total Renal Care Holdings, Inc. (b)..........       915,000
                                                             ------------
                                                                4,094,719
                                                             ------------
    Special Services (.3%)
      5,000   Curative Health Services (b).................       155,625
                                                             ------------
  TECHNOLOGY (22.1%)
     25,376   Ansys Incorporated (b).......................       269,620
     33,900   The Bisys Group Inc. (b).....................     1,089,037
     20,300   Check Point Software Technology (b)(c).......       629,300
     19,300   Computer Products Inc. (b)...................       574,175
      2,200   Dassault Systems SA (c)......................       140,800
      9,100   DII Group Incorporated (b)...................       298,309
     17,800   DuPont Photomasks Incorporated (b)...........     1,281,600
     44,500   Gartner Group Incorporated (b)...............     1,335,000
      7,000   HNC Software Incorporated (b)................       278,250

              See accompanying notes to investments in securities.

                                                        ADVANTUS ENTERPRISE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  TECHNOLOGY--CONTINUED
     16,000   Integrated Process Equipment (b).............  $    590,000
     18,500   Integrated Systems (b).......................       456,719
     23,976   Mastech Corporation (b)......................       815,184
     19,300   Maximus Incorporated (b).....................       558,494
     20,700   National Data Corporation....................       848,700
     10,400   NCO Group Incorporated (b)...................       384,800
     12,500   Peapod Incorporated (b)......................       156,250
     33,990   Rational Software Corporation (b)............       543,840
      5,001   Sapient Corporation (b)......................       254,426
                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  TECHNOLOGY--CONTINUED
     40,100   Xylan Corporation (b)........................  $    887,212
      7,700   Zebra Technologies Corporation (b)...........       275,275
                                                             ------------
                                                               11,666,991
                                                             ------------
  TRANSPORTATION (2.4%)
    Air Freight (2.3%)
     36,200   Eagle USA Airfreight, Inc. (b)...............     1,212,700
                                                             ------------
    Airlines (.1%)
      1,500   Ryanair Holdings PLC-ADR (b)(c)..............        45,070
                                                             ------------
Total common stocks
  (cost: $34,570,268)......................................    48,160,765
                                                             ------------

PRINCIPAL
----------
  SHORT-TERM SECURITIES (11.0%)
$  795,000  U.S. Treasury Bill................................       4.913%  12/11/97      787,316
 4,115,000  U.S. Treasury Bill................................       5.146%  10/02/97    4,114,535
   925,000  U.S. Treasury Bill................................       5.043%  11/06/97      920,541
                                                                                       -----------
            Total short-term securities (cost: $5,822,044)...........................    5,822,392
                                                                                       -----------
            Total investments in securities (cost: $40,392,312) (d)..................  $53,983,157
                                                                                       -----------
                                                                                       -----------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 7.0% of the net assets in foreign securities as of September 30, 1997.
(d) At September 30, 1997 the cost of securities for federal income tax purposes was $40,588,536. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation...........  $14,301,828
Gross unrealized depreciation...........    (907,207)
                                          ----------
Net unrealized appreciation.............  $13,394,621
                                          ----------
                                          ----------

ADVANTUS ENTERPRISE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

                                  ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost:
 $40,392,312)...............................................  $ 53,983,157
Cash in bank on demand deposit..............................        48,207
Receivable for Fund shares sold.............................         5,009
Receivable for investment securities sold...................       591,309
Dividends receivable........................................         4,984
Organizational costs........................................        20,859
                                                              ------------
    Total assets............................................    54,653,525
                                                              ------------
                               LIABILITIES
Payable for Fund shares repurchased.........................         5,624
Payable for investment securities purchased.................     1,647,158
Payable to Adviser..........................................        82,911
                                                              ------------
    Total liabilities.......................................     1,735,693
                                                              ------------
Net assets applicable to outstanding capital stock..........  $ 52,917,832
                                                              ------------
                                                              ------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2
   billion shares, Class B--2 billion shares, Class C--2
   billion shares and 4 billion shares unallocated) of $.01
   par value (note 1).......................................  $     33,457
  Additional paid-in capital................................    40,172,759
  Accumulated net realized losses from investments..........      (879,229)
  Unrealized appreciation on investments....................    13,590,845
                                                              ------------
    Total--representing net assets applicable to outstanding
     capital stock..........................................  $ 52,917,832
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class A Shares.........  $ 44,102,229
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class B Shares.........  $  7,682,813
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class C Shares.........  $  1,132,790
                                                              ------------
                                                              ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 2,773,953.....................  $      15.90
                                                              ------------
                                                              ------------
  Class B--Shares outstanding 498,168.......................  $      15.42
                                                              ------------
                                                              ------------
  Class C--Shares outstanding 73,500........................  $      15.41
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                                                        ADVANTUS ENTERPRISE FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1997

Investment income:
  Interest..................................................  $   285,136
  Dividends.................................................      109,885
                                                              -----------
                                                                  395,021
                                                              -----------
Expenses (note 4):
  Investment advisory fee...................................      350,613
  Distribution fees--Class A................................      111,488
  Distribution fees--Class B................................       57,079
  Distribution fees--Class C................................        9,561
  Administrative services fee...............................       43,200
  Amortization of organizational costs......................       10,883
  Custodian fees............................................       15,350
  Auditing and accounting services..........................       12,984
  Legal fees................................................        2,793
  Directors' fees...........................................          800
  Registration fees.........................................       34,454
  Printing and shareholder reports..........................       27,093
  Insurance.................................................        5,142
  Other.....................................................       13,928
                                                              -----------
      Total expenses........................................      695,368
  Less fees and expenses waived or absorbed:
    Class A distribution fees...............................      (74,325)
                                                              -----------
      Total net expenses....................................      621,043
                                                              -----------
      Investment loss--net..................................     (226,022)
                                                              -----------
Realized and unrealized gains (losses) on investments:
  Net realized losses on investments (note 3)...............     (879,229)
  Net change in unrealized appreciation or depreciation on
   investments..............................................    7,134,727
                                                              -----------
      Net gains on investments..............................    6,255,498
                                                              -----------
Net increase in net assets resulting from operations........  $ 6,029,476
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 1997 AND 1996

                                                        1997           1996
                                                    ------------   ------------
Operations:
  Investment loss--net............................  $   (226,022)  $   (174,902)
  Net realized gains (losses) on investments......      (879,229)     5,318,231
  Net change in unrealized appreciation or
   depreciation on investments....................     7,134,727        632,962
                                                    ------------   ------------
      Increase in net assets resulting from
       operations.................................     6,029,476      5,776,291
                                                    ------------   ------------
Distributions to shareholders from net realized
 gains on investments:
    Class A.......................................    (4,409,566)      (958,916)
    Class B.......................................      (610,188)       (64,472)
    Class C.......................................      (111,341)        (4,766)
                                                    ------------   ------------
      Total distributions.........................    (5,131,095)    (1,028,154)
                                                    ------------   ------------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A.......................................     3,424,384      4,254,677
    Class B.......................................     2,970,730      3,090,839
    Class C.......................................       583,065        697,287
  Proceeds from shares issued as a result of
   reinvested dividends:
    Class A.......................................     3,124,576        487,551
    Class B.......................................       608,807         64,304
    Class C.......................................       102,187          4,767
  Payments for redemption of shares:
    Class A.......................................    (1,748,809)      (822,143)
    Class B.......................................    (1,070,175)      (358,921)
    Class C.......................................      (375,526)       (11,840)
                                                    ------------   ------------
      Increase in net assets from capital share
       transactions...............................     7,619,239      7,406,521
                                                    ------------   ------------
      Total increase in net assets................     8,517,620     12,154,658
Net assets at beginning of year...................    44,400,212     32,245,554
                                                    ------------   ------------
Net assets at end of year.........................  $ 52,917,832   $ 44,400,212
                                                    ------------   ------------
                                                    ------------   ------------

                See accompanying notes to financial statements.

                                                        ADVANTUS ENTERPRISE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1997

(1) ORGANIZATION
    Advantus Enterprise Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 7,500 Class A shares and 7,500 Class B shares. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 1,167,726 Class A shares for $12 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $683,005 which, if not offset by subsequent capital gains, will expire September 30, 2005. It is unlikely the board of directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment and decrease additional paid-in capital by $226,022.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1997, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $29,055,461 and $25,602,077, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of MIMLIC Management. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (Minnesota Mutual). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial

                                                        ADVANTUS ENTERPRISE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
Services, Inc. (Ascend), formerly known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .10 percent. Ascend waived Class A distribution fees in the amount of $74,325 for the year ended September 30, 1997.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal fees, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,600 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $152,474.

    As of September 30, 1997, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned 2,225,146 Class A shares which represents 80.2 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,793.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1997 and 1996 were as follows:

                                                            CLASS A               CLASS B               CLASS C
                                                     ---------------------  --------------------  --------------------
                                                        1997       1996       1997       1996       1997       1996
                                                     ----------  ---------  ---------  ---------  ---------  ---------
Sold...............................................     245,582    286,168    221,245    208,560     42,231     46,994
Issued for reinvested distributions................     228,685     35,236     45,958      4,523      7,841        337
Redeemed...........................................    (129,287)   (55,653)   (80,568)   (24,953)   (28,172)      (823)
                                                     ----------  ---------  ---------  ---------  ---------  ---------
                                                        344,980    265,751    186,635    188,130     21,900     46,508
                                                     ----------  ---------  ---------  ---------  ---------  ---------
                                                     ----------  ---------  ---------  ---------  ---------  ---------

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                   CLASS A
                                ---------------------------------------------
                                                                 PERIOD FROM
                                                                  SEPTEMBER
                                   YEAR ENDED SEPTEMBER 30,      16, 1994(B)
                                ------------------------------   TO SEPTEMBER
                                  1997       1996     1995(A)      30, 1994
                                --------   --------   --------   ------------
Net asset value, beginning of
 period.......................  $  15.94   $  14.08   $ 11.03      $ 11.12
                                --------   --------   --------   ------------
Income from investment
 operations:
  Net investment income
   (loss).....................      (.04)      (.05)     (.04)          --
  Net gains or losses on
   securities (both realized
   and unrealized)............      1.74       2.34      3.11         (.09)
                                --------   --------   --------   ------------
    Total from investment
     operations...............      1.70       2.29      3.07         (.09)
                                --------   --------   --------   ------------
Less distributions:
  Dividends from net
   investment income..........        --         --        --           --
  Distributions from capital
   gains......................     (1.74)      (.43)     (.02)          --
                                --------   --------   --------   ------------
    Total distributions.......     (1.74)      (.43)     (.02)          --
                                --------   --------   --------   ------------
Net asset value, end of
 period.......................  $  15.90   $  15.94   $ 14.08      $ 11.03
                                --------   --------   --------   ------------
                                --------   --------   --------   ------------
Total return (c)..............      12.9%      16.7%     27.9%         (.8)%
Net assets, end of period (in
 thousands)...................  $ 44,102   $ 38,722   $30,454      $12,964
Ratio of expenses to average
 daily net assets (d)(e)......      1.28%      1.31%     1.34%         .05%(f)
Ratio of net investment income
 (loss) to average daily net
 assets (d)(e)................      (.32)%     (.38)%    (.48)%       (.02)%(f)
Portfolio turnover rate
 (excluding short-term
 securities)..................      65.8%      80.2%     48.8%         5.0%
Average commission rate on
 stock transactions (h).......  $  .0915   $  .1150       N/A          N/A

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,999 and $1,430 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.75% and .06% for Class A shares, respectively, 2.39% and .10% for Class B shares, respectively and 2.32% for Class C shares. The ratio of net investment income (loss) to average daily net assets would have been (.89)% and (.03)% for Class A shares, respectively, (1.60)% and (.07)% for Class B shares, respectively and (1.65)% for Class C shares.
(e) The Fund's Distributor voluntarily waived $74,325 and $68,785 in Class A distribution fees for the years ended September 30, 1997 and 1996, respectively. If the Fund had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.48% and 1.51%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.52%) and (.58%), respectively, for Class A shares.

                                                        ADVANTUS ENTERPRISE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                   CLASS B                                   CLASS C
                                ---------------------------------------------   ----------------------------------
                                                                 PERIOD FROM                          PERIOD FROM
                                                                  SEPTEMBER         YEAR ENDED          MARCH 1,
                                   YEAR ENDED SEPTEMBER 30,      16, 1994(B)       SEPTEMBER 30,       1995(B) TO
                                ------------------------------   TO SEPTEMBER   -------------------    SEPTEMBER
                                  1997       1996     1995(A)      30, 1994       1997       1996       30, 1995
                                --------   --------   --------   ------------   --------   --------   ------------
Net asset value, beginning of
 period.......................  $  15.64   $  13.94   $ 11.02      $ 11.12      $  15.63   $  13.94     $ 11.58
                                --------   --------   --------      ------      --------   --------      ------
Income from investment
 operations:
  Net investment income
   (loss).....................      (.18)      (.12)     (.09)        (.01)         (.23)      (.09)       (.06)
  Net gains or losses on
   securities (both realized
   and unrealized)............      1.70       2.25      3.03         (.09)         1.75       2.21        2.42
                                --------   --------   --------      ------      --------   --------      ------
    Total from investment
     operations...............      1.52       2.13      2.94         (.10)         1.52       2.12        2.36
                                --------   --------   --------      ------      --------   --------      ------
Less distributions:
  Dividends from net
   investment income..........        --         --        --           --            --         --          --
  Distributions from capital
   gains......................     (1.74)      (.43)     (.02)          --         (1.74)      (.43)         --
                                --------   --------   --------      ------      --------   --------      ------
    Total distributions.......     (1.74)      (.43)     (.02)          --         (1.74)      (.43)         --
                                --------   --------   --------      ------      --------   --------      ------
Net asset value, end of
 period.......................  $  15.42   $  15.64   $ 13.94      $ 11.02      $  15.41   $  15.63     $ 13.94
                                --------   --------   --------      ------      --------   --------      ------
                                --------   --------   --------      ------      --------   --------      ------
Total return (c)..............      11.9%      15.7%     26.7%         (.9)%        11.9%      15.6%       20.4%
Net assets, end of period (in
 thousands)...................  $  7,683   $  4,871   $ 1,720      $    96      $  1,133   $    807     $    71
Ratio of expenses to average
 daily net assets (d)(e)......      2.18%      2.20%     2.24%         .09%(f)      2.18%      2.19%       2.24%(g)
Ratio of net investment income
 (loss) to average daily net
 assets (d)(e)................     (1.60)%    (1.25)%   (1.45)%       (.06)%(f)    (1.75)%    (1.22)%     (1.57)%(g)
Portfolio turnover rate
 (excluding short-term
 securities)..................      65.8%      80.2%     48.8%         5.0%         65.8%      80.2%       48.8%
Average commission rate on
 stock transactions (h).......  $  .0915   $  .1150       N/A          N/A      $  .0915   $  .1150         N/A

------------

(f) Ratios presented for the period from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(g) Adjusted to an annual basis.
(h) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Enterprise Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Enterprise Fund, Inc. (the Fund) as of September 30, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the three years then ended and the period from September 16, 1994 to September 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1997 and the results of its operations, changes in its net assets and financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 7, 1997

                                                        ADVANTUS ENTERPRISE FUND
                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1997. Dividends for the 1997 calendar year, if any, will be reported to you on Form 1099-Div in late January 1998. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A, CLASS B AND CLASS C

PAYABLE DATE                                                                                               PER SHARE
--------------------------------------------------------------------------------------------------------  -----------
Income distribution--taxable as dividend income, none qualifying for deduction by corporations.
December 26, 1996.......................................................................................   $  0.5632
                                                                                                          -----------
                                                                                                          -----------
Capital gains distribution--taxable as long-term captial gains
December 19, 1996.......................................................................................   $  1.1723
                                                                                                          -----------
                                                                                                          -----------

    The distribution of $.5632 payable on December 26, 1996 represents short-term capital gains (taxable as dividend income).

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus' non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for telephone redemption on the Advantus Application or complete a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. Central Time on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48647 Rev. 11-1997